UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: December 29, 2003

(Date of earliest event reported)

GENCOR INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-3821	59-0933147
(State or other jurisdiction of incorporated or organization)	Commission File Number	(I.R.S. Employer Identification No.)

5201 North Orange Blossom Trail, Orlando, Florida 32810

(Address of principal executive offices)                                                          (Zip Code)

(407) 290-6000

(Registrant’s telephone number, including area code)

Item 7. Exhibits.

Exhibit No.	Item

99.1	Press Release dated December 29, 2003

Item 12. Results of Operations and Financial Condition

On December 29, 2003, Gencor Industries, Inc. issued a press release announcing its earnings for the fourth quarter and fiscal year ended September 30, 2003. A copy of the press release is attached as Exhibit 99.1.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1934, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GENCOR INDUSTRIES, INC.

December 29, 2003	By: /s/ E.J. Elliott E.J. Elliott, Chairman and President

December 29, 2003	By: /s/ Scott W. Runkel Scott W. Runkel, Chief Financial Officer